SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant |X|
Filed by a party other than the registrant   |_|

Check the appropriate box:                   |_| Confidential, For Use of
|_| Preliminary proxy statement                  the Commission Only (as
|X| Definitive proxy statement                   permitted by Rule 14a-6(e)(2))
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-12


                           SISTERSVILLE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

|X|    No fee required
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

         |_| Fee paid previously with preliminary materials:


         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

         (3) Filing party:
--------------------------------------------------------------------------------

         (4) Date filed:
--------------------------------------------------------------------------------

June 10, 2003




Dear Fellow Stockholder:


     On behalf of the Board of Directors and management of Sistersville Bancorp, Inc., (the "Company"), I cordially invite you to attend the 2003 Annual Meeting of Stockholders to be held at the Company's office at 726 Wells Street, Sistersville, West Virginia at 9:00 a.m. on July 17, 2003. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Meeting, I will report on the operations of the Company. Directors of the Company as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.


                                      Sincerely,




                                      /s/ Stanley M. Kiser
                                      ------------------------------------------
                                      Stanley M. Kiser
                                      President

                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRIGNIA 26175

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 17, 2003

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of Sistersville Bancorp, Inc. ("the Company"), will be held at the Company's office at 726 Wells Street, Sistersville, West Virginia on July 17, 2003, at 9:00 a.m. for the following purposes:

1.   To elect two directors of the Company; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on May 23, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY YOU MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ Cynthia R. Carson
                                           -------------------------------------
                                           Cynthia R. Carson
                                           Secretary


Sistersville, West Virginia
June 10, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRGINIA 26175

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 17, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sistersville Bancorp, Inc. (the "Company") to be used at the 2003 Annual Meeting of Stockholders of the Company which will be held at the Company's office at 726 Wells Street, Sistersville, West
Virginia, on July 17, 2003 at 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 10, 2003.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     If the enclosed proxy card is properly signed and returned, your shares will be voted on all matters that properly come before the Meeting for a vote. If instructions are specified in your signed proxy card with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted "FOR" the election of the nominees named in Proposal I and will be voted according to the discretion of the proxy holders as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (the "Secretary") written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or
(iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on May 23, 2003 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 393,833 shares of Common Stock issued and outstanding.

     The Company's Certificate of Incorporation provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

     As to all other matters that may be properly considered at the Meeting, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter constitutes stockholder approval, unless otherwise required by the Company's Certificate of Incorporation.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                               Percent of Shares
                                         Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership     Outstanding
------------------------------------     --------------------   ----------------

First Federal Savings Bank                        50,508             12.83%
Employee Stock Ownership Plan
726 Wells Street
Sistersville, West Virginia 26175 (1)

Jeffrey L. Gendell                                42,500             10.80%
Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York 10166 (2)

Stanley M. Kiser                                  37,102              9.04%
726 Wells Street
Sistersville, West Virginia 26175 (3)

Warren A. Mackey                                  37,100              9.42%
767 Fifth Avenue, 5th Floor
New York, New York  10153 (4)

John W. Spence, III                               20,000              5.08%
Spence Limited, L.P.
4712 Clendenin Road
Nashville, Tennessee 37220 (5)

All directors and executive officers of the       92,629             21.56%
Company as a group (6 persons) (6)
---------------------------------
(Footnotes start on next page.)

--------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (The "Bank" board) has appointed a committee consisting of directors Miller, LaRue, Thistle, and Melrose to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants' accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the Bank's Board or the ESOP Committee. As of the Record Date, 25,744 shares have been allocated under the ESOP to participant accounts.

(2) Based upon a Schedule 13G filed with the Securities and Exchange Commission dated February 14, 2001 for which shared voting and dispositive power is shown with respect to 42,500 shares.

(3) Includes options to purchase 16,535 shares of Common Stock granted pursuant to the 1998 Stock Option Plan, exercisable as of the Record Date, and 1,326 shares of Common Stock representing RSP shares vesting within 60 days of the Record Date.

(4)  Based  upon  a  Schedule  13D  filed  with  the   Securities  and  Exchange
     Commission, dated March 30, 2000, for which shared voting and dispositive power is shown with respect to 37,100 shares.

(5)  Based  upon  a  Schedule  13D  filed  with  the   Securities  and  Exchange
     Commission,   dated   December  19,  2002,  for  which  shared  voting  and
     dispositive power is shown with respect to 20,000 shares.

(6) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 35,847 shares of Common Stock granted pursuant to the 1998 Stock Option Plan, exercisable within 60 days of the Record Date, and 2,971 shares of Common Stock representing RSP shares vesting within 60 days of the Record Date. Excludes 39,884 shares held by the ESOP (50,508 shares minus 10,624 shares allocated to executive officers) and 7,811 shares held by the RSP (26,457 shares minus 18,646 shares earned at the Record Date) over which certain directors, as trustees to the ESOP and the RSP, exercise shared voting power. Such individuals serving as trustees disclaim beneficial ownership with respect to RSP and ESOP shares.

--------------------------------------------------------------------------------
         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission and to provide copies of those Forms 3, 4 and 5, to the Company. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all
Section 16(a) filing requirements applicable to its officers and directors were complied with during the year ended March 31, 2003.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Certificate of Incorporation requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, or until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. Two directors will be elected at the Meeting to serve a three-year term, as noted below, or until his respective successor has been elected and qualified.

     Charles P. LaRue and Stanley M. Kiser have been nominated by the Board of Directors to serve as directors, for a three-year term to expire in 2006. Both are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors, unless otherwise specified, will be voted for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unavailable to serve.

     The following table sets forth information with respect to the nominees and the other sitting directors, including their names, ages, terms of and length of Board service, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof - Security Ownership of Certain Beneficial Owners."


                                                                        Shares of
                                                                       Common Stock
                             Age at         Year First      Current    Beneficially      Percent
                            March 31,       Elected or      Term to    Owned as of         of
Name and Title                2003         Appointed (1)     Expire   Record Date (2)     Class
--------------              ---------      -------------    -------   ---------------    --------

BOARD NOMINEE FOR TERM TO EXPIRE IN 2006

Charles P. LaRue              70               1977            2003      14,630(3)(4)      3.7%
Director

Stanley M. Kiser              48               1994            2003      37,102(5)         9.0%
President, Chief Executive
Officer and Chairman

DIRECTORS CONTINUING IN OFFICE

Ellen E. Thistle              88               1961            2004       8,055(3)(4)      2.0%
Director

David W. Miller
Director                      70               1967            2004      15,555(3)(4)      3.9%


Michael A. Melrose            35               2000            2005       2,112(3)(6)      0.5%
Director


---------------------
(1) Refers to the year individual first became a director of the Company or the Bank.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 50,508 shares and 7,811 shares of Common Stock held under the ESOP and RSP, respectively, for which such individual serves as a member of the ESOP Committee, ESOP Trust, and the RSP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. See "Voting Securities and Principal Holders Thereof."
(4) Includes 3,968 shares of Common Stock subject to options that are exercisable as of the Record Date, and 319 shares of common stock representing RSP shares vesting within 60 days of the Record Date.
(5) Includes 16,535 shares of Common Stock subject to options that are exercisable as of the Record Date, and 1,326 shares of common stock representing RSP shares vesting within 60 days of the Record Date.
(6) Includes 794 shares of common stock subject to options that are exercisable within 60 days of Record Date, and 159 shares of common stock representing RSP shares vesting within 60 days of the Record Date.


Biographical Information

     Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. In June, 1997, all directors of the Bank became directors of the Company. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

     Charles P. LaRue retired as a vice-president after 39 years of service to the Wiser Oil Company in March 1993. He has been a director of the Bank since 1977.

     Stanley M. Kiser has been employed with the Bank since October, 1993 as its President and Chief Executive Officer. He was elected by the Board to serve as Chairman in November 2001. He has been a member of the Board of Directors since 1994.

     Ellen E. Thistle has been a member of the Board of Directors since 1961 and served as Corporate Secretary from 1947 through 1982. Ms. Thistle was employed by the Bank from 1936 to 1982 and is now retired.

     David W. Miller, a retired pharmacist, is the former president of Miller Pharmacy, located in Sistersville. Mr. Miller has been a director of the Bank since 1967.

     Michael A. Melrose was elected by the Board of Directors to complete the unexpired term of Gary L. Ward, who retired from the Board effective April 20, 2000. Mr. Melrose is a registered representative with Signator Financial Network, a position he has held since 1990.

     Cynthia R. Carson, age 53, has been employed by the Bank since 1976. Ms. Carson currently serves as the Corporate Secretary and as a Vice-President of the Bank. Prior to holding these offices, she served as Mortgage Loan Officer and Corporate Secretary.

Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board. During the fiscal year ended March 31, 2003, the Board of Directors held twelve meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committee on which such director served during the year ended March 31, 2003.

     The Board of Directors of the Company does not have a nominating committee. In place of a nominating committee, the Board as a whole selects the nominees of the Board to be elected as directors.

     The Bank's Board of Directors has a standing Compensation Committee which consists of all members of the Board of Directors. The Compensation Committee met once during the year ended March 31, 2003.

     The Company has a standing Audit Committee comprised of non-employee directors, each of whom has been determined to be independent under the rules of the Nasdaq stock market. The Audit Committee adopted a written charter on October 17, 2002, a copy of which is attached hereto as Appendix A. Michael A. Melrose is Chairman of the Audit Committee. The Audit Committee also meets with the Company's independent accounting firm to discuss the results of the annual audit and any related matters. The Audit Committee met twice during the year ended March 31, 2003.

     Audit Fees. The aggregate fees billed by S.R. Snodgrass, A.C. ("Snodgrass") for professional services rendered for the audit of the Company's annual financial statements and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended March 31, 2003 and 2002 were $28,025 and $26,200, respectively.

     Audit Related Fees. There were no fees billed by Snodgrass for assurance and related services related to the performance of the audit of the Company's annual financial statements and to the review of the financial statements in the Company's Form 10-QSB filings for the years ended March 31, 2003 and 2002.

     Tax Fees. The aggregate fees billed by Snodgrass for professional services rendered for tax compliance, tax advice and tax planning for the years ended March 31, 2003 and 2002 were $3,000 and $3,150, respectively. Such tax-related services consisted in both years of tax return preparation and consultation.

     All Other Fees. The aggregate fees billed by Snodgrass for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $1,850 for the year ended March 31, 2003, and consisted of a procedural audit of the Bank's Parkersburg branch office, consultation services provided in connection with the Bank's adoption of the Directors Consultation and Retirement Plan and consultation services provided in connection with disclosure controls and procedures. For the year ended March 31, 2002, Snodgrass did not provide any services or products other than those listed under the captions "Audit Fees," and "Tax Fees."

     Subsequent to the fiscal year ended March 31, 2003, the Audit Committee adopted pre-approval policies and procedures pursuant to which all audit and non-audit services are pre-approved by the Audit Committee before the auditor is engaged to perform such services. Thus, none of the services rendered by the auditor for the fiscal years ended March 31, 2003 or 2002, as described above, were pre-approved.

Report of the Audit Committee

     For the fiscal year ended March 31, 2003, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Snodgrass, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Snodgrass disclosures regarding Snodgrass's independence as required by Independence Standards Board Standard No. 1 and discussed with Snodgrass its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003.

     Audit Committee:  Michael A. Melrose,  Chairman, Ellen E. Thistle, David W.
                       Miller and Charles P. LaRue.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

     The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank. Members of the Board of Directors of the Bank received fees of $400 per meeting attended. Non-employee directors receive $50 for attendance at each committee meeting. The President and Chairman, Mr. Kiser, does not receive Board fees nor committee fees.

     On July 16, 1998 (the "effective date of grant"), under the 1998 Stock Option Plan (the "Option Plan") and the Bank's Restricted Stock Plan (the "RSP"), each director was awarded stock options and RSP shares. Under the Option Plan, each director was granted options to purchase shares of common stock at $15.8125 per share. Under the RSP, each director was awarded shares of common stock. Option shares are exercisable and RSP shares are earned at the rate of 20% on the effective date of the grant and 20% per year thereafter. (1) Under the Option Plan and RSP, Stanley M. Kiser, the President and Chief Executive Officer, was awarded 16,535 options and 6,614 RSP shares. Each of the directors was awarded 3,968 options and 1,587 RSP shares. Mr. Melrose, who was elected to serve as a director in April, 2000, was awarded 794 RSP shares and was granted options to purchase 1,984 shares of common stock at $13.975 per share by the Board in July 2001.

----------------------------
(1) All RSP participants agreed to defer vesting of RSP shares following the vesting of the third 20% on July 16, 2000 until a future date to be determined by the RSP Committee. Vesting was recommenced by the RSP Committee in August 2001. With the exception of Mr. Melrose (see above), final vesting will take place on July 16, 2003. The RSP Committee is made up of non-employee directors.


Executive Officer Compensation

     The Company has no full-time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Stanley M. Kiser, the chairman, president and chief executive officer. No executive officer of either the Bank or the Company had a salary and bonus during the year ended March 31, 2003 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                    Annual Compensation
                                    -------------------
                                                                               Long-term
                                                                              Compensation
                                                                               Awards and
Name and Principal        Fiscal                         Other Annual           All Other
     Position              Year      Salary    Bonus     Compensation(1)     Compensation(2)
----------------------    ------    -------   -------    ---------------     ---------------

Stanley M. Kiser           2003     $76,688    $2,160                             $35,790
Chairman and President     2002     $74,043    $1,730                             $21,704
                           2001     $68,500    $1,511          $3,600             $16,956




----------------------------
(1) Consists of directors' fees. Effective January 2001, Mr. Kiser no longer receives directors' fees.
(2) For 2003, represents 1,373 shares allocated through the ESOP valued at $16.25 per share at the closing share price on March 31, 2003, and $11,700 accrued for Mr. Kiser under the Bank's Directors Consultation and Retirement Plan adopted on July 1, 2002 and the Bank's contribution of $1,779 to Mr. Kiser's account under the Bank's 401(k) plan adopted on October 1, 2002. For 2002 and 2001, represents 1,229 shares and 1,256 shares allocated through the ESOP valued at $17.66 per share and $13.50 per share at the closing share price on March 31, 2002 and 2001, respectively.

     Stock Awards. The following table sets forth additional information concerning the year-end value of options previously awarded to the Company's president and chief executive officer.


              Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values (1)
              --------------------------------------------------------------------------------------

                                                              Number of Securities        Value of Unexercised
                                                            Underlying Unexercised            In-The-Money
                                                                 Options/SARs at              Options/SARs
                    Shares Acquired                                 FY-End (#)                at FY-End ($)
Name                on Exercise (#)   Value Realized ($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----                ---------------   ------------------    -------------------------    -------------------------

Stanley M. Kiser           N/A                N/A                  16,535/0                   7,234/0


----------------------------
(1)  No stock  appreciation  rights are authorized  under the stock option plan.
(2) Based upon an exercise price of $15.8125 per share and market closing price of $ 16.25 at March 31, 2003.


     Employment Agreement. The Bank has entered into an employment agreement with Stanley M. Kiser, President of the Bank ("Agreement"). Mr. Kiser's base salary under the Agreement is $80,000. The Agreement has a term of three years and may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Kiser without just cause, Mr. Kiser will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. The Agreement contains a provision stating that in the event of the termination of employment in connection with a change in control of the bank, Mr. Kiser will be paid, by installment or by lump sum, an amount equal to 2.99 times his five-year average annual taxable compensation. The Agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Kiser becomes disabled during the terms of the Agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such Agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

     Board of Directors Change in Control Severance Plan. On January 18, 2001, the Board of Directors adopted a change in control severance plan. Under the terms of the plan, members of the Board of the Company shall be paid severance equal to $1,200 per year of service or partial year of service upon change of control in which the Company is not the surviving entity. Years of service on the Bank's Board of Directors prior to 1997, at which time each director of the Bank became a director of the Company, shall be included in a director's total years of service. The minimum benefit under the plan is $4,800. The plan was amended on June 20, 2002, whereby no severance will be paid for service of less than twenty years.

     Board of Directors Consultation and Retirement Plan. On June 20, 2002, the Board of Directors adopted a consultation and retirement plan. Under the terms of the plan, members of the Board, upon retirement with completion of a minimum of seven years service, shall receive payment of $1,200 per month for a number of months equal to the total number of years of service. The number of monthly payments shall not exceed twenty months.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                                    AUDITORS
--------------------------------------------------------------------------------

     S. R. Snodgrass, A. C. was the Company's auditors for the fiscal year ended March 31, 2003. The Company's audit committee pre-approved the selection of S.R. Snodgrass, A.C. as the Company's auditors and for non-audit services including tax compliance, tax advice and tax planning for the fiscal year ended March 31, 2004, and the Board of Directors has approved this selection. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting and will respond to stockholders' questions or make a statement.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. Under the Bylaws of the Company, no new business or proposals submitted by stockholders shall be acted upon at the Meeting unless such business or proposal was stated in writing and filed with the Secretary by May 19, 2003.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or by telephone without additional compensation.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for next year's annual meeting of stockholders, all stockholders proposals must be submitted to the Secretary at the Company's office, 726 Wells Street, Sistersville, West Virginia 26175, on or before February 11, 2004. Under the Bylaws of the Company, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement, in order to be considered for possible action by stockholders at the next year's annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, no later than May 18, 2004. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Bylaws of the Company in order to be considered at next year's annual meeting of stockholders.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2003, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SISTERSVILLE BANCORP, INC., 726 WELLS STREET, POST OFFICE BOX 187, SISTERSVILLE, WEST VIRGINIA, 26175.


                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         /s/ Cynthia R. Carson
                                         ---------------------------------------
                                         Cynthia R. Carson
                                         Secretary


Sistersville, West Virginia
June 10, 2003

                                   APPENDIX A


                           SISTERSVILLE BANCORP, INC.
                            CHARTER - AUDIT COMMITTEE


                                MISSION STATEMENT

     The committee's role is to oversee all material aspects of Sistersville Bancorp, Inc.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external auditors, and counsel.

                                  ORGANIZATION

     COMMITTEE COMPOSITION. The committee shall consist of at least four non-employee board members. Committee appointments, including selections of the committee chairperson, shall be approved annually by the full board.

     MEETINGS. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

     EXTERNAL  RESOURCES.  The committee  shall be authorized to access internal
and  external  resources,   as  the  committee   requires,   to  carry  out  its
responsibilities.

                           ROLES AND RESPONSIBILITIES

COMMUNICATION WITH THE BOARD OF DIRECTORS AND MANAGEMENT

     - The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, external auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, and the external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

     - The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

     -    The  committee,  through  the  committee  chairperson,   shall  report
          periodically, as deemed necessary, but at least annually, to the full board.

     - The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

REVIEW OF THE EXTERNAL AUDIT

     - The Committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

     - The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

     - The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

     - The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     - The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

     - If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

REPORTING TO STOCKHOLDERS

     - The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

     - The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     - The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

     - The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
          (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by
          Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (v) based on the review and discussion of the audited financial statements with management and the independent auditors, has determined that the audited financial statements are to be included in the Company's annual report on Form 10-KSB. The report appearing in the proxy statement shall avail itself of the safe harbors in paragraph(C)of Item 306 of Regulation S-B and paragraph (e) (v) of Schedule 14 A under the Securities Exchange Act of 1934, as amended, ("Exchange Act") unless the full board has determined, after being fully informed, that the report, or any portion thereof, be treated as "soliciting material" or "filed" under Regulation 14 A or 14 C or be incorporated into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     - The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

REGULATORY EXAMINATIONS

     - The committee shall review the results of examinations by regulatory authorities and management's response to such examination.

COMMITTEE SELF ASSESSMENT AND EDUCATION

     - The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

     - The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits. It is the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor and to assure compliance with laws and regulations.



As adopted on October 17, 2002

--------------------------------------------------------------------------------
                           SISTERSVILLE BANCORP, INC.
                                726 WELLS STREET
                        SISTERSVILLE, WEST VIRGINIA 26175
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 17, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Sistersville Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office at 726 Wells Street, Sistersville, West Virginia, on July 17, 2003 at 9:00 a.m. and at any and all adjournments thereof, in the following manner:

--------------------------------------------------------------------------------

   ---  Please mark your
A   X   votes as indicated
   ---  in this example.



                                                 FOR                 WITHHELD
                                                 ---                 --------

1.        The election of a director
          whose term expires in 2006.

          Charles P. LaRue                       [ ]                    [ ]
          Stanley M. Kiser                       [ ]                    [ ]

(Instruction: To withhold your vote for either nominee, write that nominee's name on the line provided below)

--------------------------------------------------------------------------------

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the above listed nominees.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 10, 2003 and the Annual Report.



Dated:                     , 2003
       -------------------



---------------------------------          -------------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER



---------------------------------          -------------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------